Exhibit 99.1

ALT5 Sigma Corporation Announces Closing of

$1.5 Billion Registered Direct Offering and Concurrent Private Placement to Initiate World Liberty Financial $WLFI Treasury Strategy

●	Zach Witkoff, Co-Founder and CEO of World Liberty Financial, Inc., the company behind USD1, the fastest growing stablecoin in the world, becomes Chairman of the Board of Directors of ALT5;
●	Eric Trump becomes a Director on its Board of Directors;
●	Zak Folkman, Co-Founder and COO of World Liberty Financial, becomes a Board Observer; and
●	Matt Morgan becomes its Chief Investment Officer

ALT5 will continue its expansion as a leading provider of digital asset trading and payment solutions

ALT5 will implement its $WLFI Treasury Strategy, holding approximately 7.5% of the total supply of $WLFI tokens

LAS VEGAS, NEVADA - August 12, 2025 - ALT5 Sigma Corporation (NASDAQ: ALTS)(FRA: 5AR1) (the “Company” or “ALT5”) today announced the closing of a $1.5 billion registered direct offering (the “Registered Direct Offering”) and concurrent private placement (the “Private Placement Offering” and, together with the Registered Direct Offering, the “Offerings”) led by World Liberty Financial, Inc. (“World Liberty Financial”). The gross proceeds of the Offerings were approximately $1.5 billion, before deducting placement agent fees and other offering expenses. The Offerings were priced at-the-market pursuant to Nasdaq rules. Zach Witkoff, co-founder and CEO of World Liberty Financial became Chairman of the board of directors of the Company, Eric Trump became a director on the Company’s board of directors, Zak Folkman, co-founder and COO of World Liberty Financial, became a board observer to the Company, and Matt Morgan became Chief Investment Officer of the Company.

World Liberty Financial acted as the lead investor in the concurrent private placement offering, and the Offerings included participation by a select number of the world’s largest institutional investors and prominent crypto venture capital firms. Kraken will serve as the Asset Manager.

A.G.P./Alliance Global Partners acted as the sole placement agent in connection with the Offerings.

The securities offered in the Registered Direct Offering (but excluding the securities offered in the Private Placement Offering) were offered and sold by ALT5 pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-289176), including a base prospectus, previously filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2025 and declared effective by the SEC on August 8, 2025. The offering of the securities to be issued in the Registered Direct Offering were being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the Registered Direct Offering was filed with the SEC on August 11, 2025, and is available on the SEC’s website located at http://www.sec.gov.

The offer and sale of the securities in the Private Placement Offering described above were being made in transactions not involving a public offering and have not been registered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities in the Private Placement Offering may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

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This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Advisors

Sullivan & Worcester LLP acted as legal advisor to A.G.P./Alliance Global Partners.

HSF Kramer LLP acted as special counsel to A.G.P./Alliance Global Partners.

Lucosky Brookman LLP and Clark Hill PLC acted as legal advisors to ALT5 Sigma Corporation.

About ALT5 Sigma

ALT5 Sigma Corporation (NASDAQ: ALTS)(FRA:5AR1) is a fintech, providing next generation blockchain-powered technologies for tokenization, trading, clearing settlement, payment and safe keeping of digital assets. Since June of 2025, the Company has been a member of the Russell Microcap Growth®, Russell 3000E®, and Russell 3000E Growth® Indexes, as part of the 2025 Russell indexes reconstitution. The Company had previously been included in the Russell Microcap® Index since June of 2024.

Founded in 2018, ALT5 Sigma, Inc. (a wholly owned subsidiary of ALT5 Sigma Corporation), provides next-generation blockchain-powered technologies to enable a migration to a new global financial paradigm. ALT5 Sigma, Inc., through its subsidiaries, offers two main platforms to its customers: “ALT5 Pay” and “ALT5 Prime.” ALT5 Sigma has processed over $5 billion USD in cryptocurrency transactions since inception.

ALT5 Pay is an award-winning cryptocurrency payment gateway that enables registered and approved global merchants to accept and make cryptocurrency payments or to integrate the ALT5 Pay payment platform into their application or operations using the plugin with WooCommerce and or ALT5 Pay’s checkout widgets and APIs. Merchants have the option to convert to fiat currency(s) automatically or to receive their payment in digital assets.

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ALT5 Prime is an electronic over-the-counter trading platform that enables registered and approved customers to buy and sell digital assets. Customers can purchase digital assets with fiat and, equally, can sell digital assets and receive fiat. ALT5 Prime is available through a browser-based access mobile phone application named “ALT5 Pro” that can be downloaded from the Apple App Store, from Google Play, through ALT5 Prime’s FIX API, as well as through Broadridge Financial Solutions’ NYFIX gateway for approved customers.

The Company is working on the potential separation of its biotech business that will move forward under “Alyea Therapeutics Corporation.” Through its biotech activities, the Company is focused on bringing to market drugs with non-addictive pain-relieving properties to treat conditions that cause chronic or severe pain. The Company’s patented product, a novel formulation of low-dose naltrexone (JAN123), is being initially developed for the treatment of Complex Regional Pain Syndrome (CRPS), an indication that causes severe, chronic pain generally affecting the arms or legs. The FDA has granted JAN123 Orphan Drug Designation for treatment of CRPS.

The Company is expected to adopt a $WLFI Treasury Strategy.

About World Liberty Financial

World Liberty Financial (WLFI) is a pioneering decentralized finance (DeFi) protocol and governance platform dedicated to empowering individuals through transparent, accessible, and secure financial solutions. Inspired by the vision of President Donald J. Trump, WLFI seeks to democratize access to DeFi by creating user-friendly tools that bring the benefits of decentralized finance to a broader audience. WLFI plans to be at the forefront of DeFi, offering an intuitive, robust platform that empowers users to participate actively in the financial future.

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the expected use of proceeds from the Offerings, the Company’s expectation to initiate its $WLFI Treasury Strategy, the profitability and prospective growth of ALT5’s platforms and business that may include, but are not limited to, international currency risks, third-party or customer credit risks, liability claims stemming from ALT5’s services, and technology challenges for future growth or expansion, and statements regarding the Company’s potential separation plans of its biotech business. This press release also contains general statements relating to risks that the Company’s potential separation plans of its biotech business and the potential for JAN123 to treat CRPS, and other statements, including words such as “continue”, “expect”, “intend”, “will”, “hope”, “should”, “would”, “may”, “potential”, and other similar expressions. Such statements reflect the Company’s current view with respect to future events, are subject to risks and uncertainties, and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive, political, and social uncertainties, and contingencies. This press release also contains statements that are forward-looking in respect of the expected future partial or full disposition of the Company’s interests in Alyea without specificity of the scope or methods thereof.

Many factors could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others, those detailed in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in the Company’s filings with the SEC underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and the Company does not intend, and does not assume any obligation, to update these forward-looking statements, except as required by law. The Company cannot assure that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Individuals are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

Investor Contact for ALT5 Sigma Corporation

ALT5@icrinc.com

203-682-8284

Media Contact for ALT5 Sigma Corporation

ALT5@icrinc.com

Media Contact for World Liberty Financial

David Wachsman

david@wachsman.com

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